151 Farmington Avenue
                                                     Hartford, CT 06156

April 14, 1997


                                                     SUSAN E. BRYANT
                                                     Counsel
                                                     Law Division, RE4A
                                                     Investments & Financial
                                                     Services
                                                     (860) 273-7834
                                                     Fax:  (860) 273-0356

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re: Variable Annuity Account C - Group Installment Variable Annuity Contracts for HR10 Plans and Rewrite of Qualified 401 Plans - Post-Effective Amendment No. 7 to Registration Statement on Form N-4 File No. 33-75980

Dear Sir or Madam:

As Counsel of Aetna Life Insurance and Annuity Company (the "Company"), I hereby consent to the use of my opinion dated February 28, 1997 (incorporated herein by reference to the 24f-2 Notice for the fiscal year ended December 31, 1996 filed on behalf of Variable Annuity Account C of Aetna Life Insurance and Annuity Company on February 28, 1997) as an exhibit to this Post-Effective Amendment No. 7 to Registration Statement on Form N-4 (File No. 33-75980).

Sincerely,


/s/ Susan E. Bryant
Susan E. Bryant
Counsel
Aetna Life Insurance and Annuity Company